UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2007

PACIFICNET INC.
(Exact name of registrant as specified in charter)

Delaware	000-24985	91-2118007
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

c/o PacificNet Inc. 23/F, Tower A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028
(Address of Principal Executive Offices) (Zip Code)

011-852-2876-2900
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 27, 2007, PacificNet Inc. (the “Company”) issued a press release containing the Company’s unaudited operating results for the third quarter of 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 27, 2007, PacificNet Inc. (NASDAQ: PACT) (the “Company” or “PacificNet”), issued a press release, attached to this Current Report on Form 8–K as Exhibit 99.1, reporting that the Company received a letter on November 20, 2007 (the “Deficiency Letter”), from The Nasdaq Stock Market indicating that as a result of the Company’s failure to file its Quarterly Report on Form 10–Q for the period ended September 30, 2007 with the Securities and Exchange Commission by November 14, 2007 (the deadline for filing its Form 10-Q), the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14), and this serves as an additional basis for delisting the Company’s securities from The Nasdaq Global Market. Nasdaq Marketplace Rule 4310(c)(14) requires the Company to file all required reports with Nasdaq on or before the date they are required to be filed with the Securities and Exchange Commission.  On November 27, 2007, the Company filed the Form 10-Q for the quarter ended September 30, 2007.

The Company may present its views with respect to the deficiency reflected in the Deficiency Letter in writing to the Panel no later than November 27, 2007.  The Company advised the Panel, in writing on November 27, 2007, that the Form 10-Q had been filed with the SEC, and as a result, the Company believes the deficiency was cured.  The Panel will consider the record as presented at the hearing and will make its determination with respect to continued listing of the Company’s securities based upon that information.

A copy of a press release relating to the foregoing is attached hereto as Exhibit 99.1.

Safe Harbor Statement

This Company's announcement contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. Potential risks and uncertainties include, but are not limited to, PacificNet's historical and possible future losses, limited operating history, uncertain regulatory landscape in China, fluctuations in quarterly operating results and PacificNet’s ability to maintain its continued listing on Nasdaq. Further information regarding these and other risks is included in PacificNet's Form 10-Q and 10-K and other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished herewith:

99.1 Press release dated November 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET INC. By: /s/ Victor Tong Name: Victor Tong Title: President Dated: November 27, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of PacificNet Inc. dated November 27, 2007